Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS THIRD QUARTER 2018 REVENUES OF $5.4 MILLION; ($0.7 MILLION) NET LOSS; ADJUSTED EBITDA OF $0.8 MILLION

Atlanta, GA — December 10, 2018 — Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises, today announced financial results for the third quarter of fiscal 2018, which ended October 31, 2018.

Revenues for the three-month period ended October 31, 2018 decreased approximately 16% to $5.4 million as compared to revenues of $6.4 million for the quarter ended October 31, 2017.  Recurring revenue comprised 82% of total revenue in the quarter ended October 31, 2018.

Net loss for the third quarter was approximately ($0.7 million) as compared to break even in the same period a year ago.   The net loss of ($0.7 million) includes the cost of the Atlanta operating lease assignment of $0.6 million, with a considerable amount of the cost being non-cash from the write-off of leasehold improvements and furniture and fixtures.

Adjusted EBITDA for the third quarter 2018 was $0.8 million, down from $1.5 million in the third quarter of 2017.

“Our third quarter performance was very solid, as we continued to sharpen our focus on helping healthcare providers with the many challenges they face in the middle of their revenue cycle — from charge capture to bill drop,” stated David Sides, President and Chief Executive Officer, Streamline Health. “We have invested materially in eValuator to expand the number of rules for In-Patient use, and to accelerate the development and deployment of eValuator for Out-Patient use and for Pro-Fee for Physician Practices.  Going forward, we will make additional investments in sales and marketing to help us accelerate our revenue growth rate — primarily with eValuator, but also with our CDI and Abstracting solutions.

“We are starting to see the impact of eValuator sales in our contracted revenue as our bookings growth has improved by 200% year-over-year, and we have produced quarterly, sequential growth in our backlog of 13%.  We believe that these leading indicators point to our Company turning from lower revenue to a period of revenue growth in 2019 and beyond.  The impact of the operational improvements we made over the past couple of years — including the many cost-containment measures we have implemented — will have a positive impact on our fourth quarter adjusted EBITDA.  But the bulk of the effect will be reported next year when we expect to generate $5 million in Adjusted EBITDA with the same level of revenue as this year, although we anticipate marginal growth in our revenue base in 2019.  We will provide specific guidance for fiscal year 2019 during our fourth quarter and fiscal year end earnings call.”

Highlights for the third quarter ended October 31, 2018 included:

•                  Revenue for the third quarter 2018 was $5.4 million;

•                  Net loss for the third quarter 2018 was $(0.7 million);

•                  Adjusted EBITDA for the third quarter 2018 was $0.8 million;

•                  Backlog was up 13%, sequentially, from the second quarter 2018, to $26 million;

•                  Bookings were 200% of the YTD third quarter of 2017; up to $7.1 million.

Conference Call

The Company will conduct a conference call to review the results on Tuesday, December 11, 2018 at 9:00 AM ET. Interested parties can access the call by joining the live webcast: click here to register. You can also join by phone by dialing 877-269-7756.

A replay of the conference call will be available from Tuesday, December 11, 2018 at 12:00 PM ET to Monday, December 17, 2018 at 12:00 PM ET by dialing 877.660.6853 and requesting conference ID 13685656. An online replay of the presentation will also be available for six months following the presentation in the Investor Relations section of the Streamline Health website, www.streamlinehealth.net.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. A table illustrating this measure is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — actionable insights that support revenue cycle optimization for healthcare enterprises.   We deliver integrated solutions and analytics that enable providers to drive reimbursement in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, backlog, results of investments in sales and marketing, adjusted EBITDA, success of future products and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, the effects of cost-containment measures implemented by the Company, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2018	2017	2018	2017
Revenues:
Systems sales	$309,522	$348,526	$1,827,071	$1,055,941
Professional services	576,682	801,771	1,086,117	1,793,618
Audit Services	233,561	280,025	841,117	919,485
Maintenance and support	3,051,260	3,250,229	9,576,615	9,883,563
Software as a service	1,197,552	1,718,748	3,569,562	4,586,532
Total revenues	5,368,577	6,399,299	16,900,482	18,239,139

Operating expenses:
Cost of systems sales	223,235	434,138	763,109	1,596,988
Cost of professional services	675,038	555,815	2,078,735	1,814,236
Cost of audit services	323,337	404,280	1,017,397	1,236,358
Cost of maintenance and support	505,779	667,307	1,720,366	2,241,969
Cost of software as a service	206,878	289,503	805,137	914,711
Selling, general and administrative	2,391,873	2,819,549	8,159,823	8,983,248
Research and development	1,026,423	932,251	3,301,587	3,985,161
Loss on exit of operating lease	561,898	—	1,368,061	—
Total operating expenses	5,914,461	6,102,843	19,214,215	20,772,671
Operating income (loss)	(545,884)	296,456	(2,313,733)	(2,533,532)
Other expense:
Interest expense	(105,784)	(113,078)	(332,387)	(360,723)
Miscellaneous expenses	(25,128)	(177,282)	(118,156)	(235,007)
Income (loss) before income taxes	(676,796)	6,096	(2,764,276)	(3,129,262)
Income tax expense	(1,714)	(2,607)	(5,141)	(7,822)
Net Income (loss)	$(678,510)	$3,489	$(2,769,417)	$(3,137,084)
Basic Net earnings (loss) per common share	(0.03)	—	(0.14)	(0.16)
Number of shares used in basic per common share computation	19,753,074	19,985,822	19,903,529	19,838,691
Diluted net earnings (loss) per common share	$(0.03)	$—	$(0.14)	$(0.16)
Number of shares used in diluted per common share computation	19,753,074	23,068,423	19,903,529	19,838,691

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	October 31,	January 31,
	2018	2018
Current assets:
Cash and cash equivalents	$1,144,559	$4,619,834
Accounts receivable, net of allowance for doubtful accounts of $307,736 and $349,058, respectively	1,562,074	3,001,170
Contract receivables	1,231,969	223,791
Prepaid hardware and third-party software for future delivery	—	5,858
Prepaid client maintenance contracts	469,335	506,911
Other prepaid assets	662,051	742,232
Other current assets	406,143	546,885
Total current assets	5,476,131	9,646,681

Non-current assets:
Property and equipment:
Computer equipment	1,414,876	2,852,776
Computer software	666,442	730,950
Office furniture, fixtures and equipment	—	683,443
Leasehold improvements	—	729,348
	2,081,318	4,996,517
Accumulated depreciation and amortization	(1,804,305)	(3,834,153)
Property and equipment, net	277,013	1,162,364

Contract Receivables, less current portion	614,725	—
Capitalized software development costs, net of accumulated amortization of $19,553,507 and $18,658,183, respectively	5,700,270	4,307,351
Intangible assets, net	5,130,311	5,835,151
Goodwill	15,537,281	15,537,281
Other non-current assets	328,843	642,226
Total non-current assets	27,558,443	27,484,373
	$33,064,574	$37,131,054

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	October 31,	January 31,
	2018	2018
Current liabilities:
Accounts payable	$1,469,954	$421,425
Accrued compensation	941,349	342,351
Accrued other expenses	1,089,304	609,582
Current portion of term loan	596,984	596,984
Deferred revenues	5,845,779	9,481,807
Other	22,281	—
Total current liabilities	9,965,651	11,452,149

Non-current liabilities:
Term loan, net of deferred financing cost of $75,074 and $128,275, respectively	3,506,816	3,901,353
Royalty liability	889,654	2,469,193
Deferred revenues, less current portion	752,093	332,645
Other Liabilities	112,848	274,128
Total non-current liabilities	5,261,411	6,977,319
Total liabilities	15,227,062	18,429,468

Series A 0% Convertible Redeemable Preferred Stock, $.01 par value per share, $8,686,392 and $8,849,985 redemption value, 4,000,000 shares authorized, 2,895,464 and 2,949,995 issued and outstanding, respectively	8,686,392	8,849,985

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized; 20,127,703 and 20,005,977 shares issued and outstanding, respectively	201,277	200,060
Additional paid in capital	82,404,377	81,776,606
Accumulated deficit	(73,454,534)	(72,125,065)
Total stockholders’ equity	9,151,120	9,851,601
	$33,064,574	$37,131,054

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended,
	October 31, 2018	October 31, 2017
Operating activities:
Net loss	$(2,769,417)	$(3,137,084)
Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation	411,277	595,866
Amortization of capitalized software development costs	895,325	1,574,493
Amortization of intangible assets	704,840	922,462
Amortization of other deferred costs	347,170	229,780
Valuation adjustment for warrants liability	—	104,666
Other valuation adjustments	71,428	124,423
Loss on exit of operating lease	1,368,061	—
Loss (gain) on disposal of fixed assets	5,190	(14,871)
Share-based compensation expense	492,298	844,960
Provision for accounts receivable	(23,639)	181,859
Changes in assets and liabilities, net of assets acquired:
Accounts and contract receivables	590,555	1,957,439
Other assets	272,823	(671,254)
Accounts payable	1,048,529	(308,747)
Accrued expenses	53,673	134,324
Deferred revenues	(4,176,055)	(3,866,878)
Net cash provided by (used in) operating activities	(707,942)	(1,328,562)

Investing activities:
Purchases of property and equipment	(21,142)	(24,517)
Proceeds from sales of property and equipment	20,408	—
Capitalization of software development costs	(2,288,244)	(1,336,942)
Net cash used in investing activities	(2,288,978)	(1,361,459)

Financing activities:
Principal repayments on term loan	(447,738)	(962,443)
Principal payments on capital lease obligations	(3,714)	(91,337)
Proceeds from exercise of stock options, stock purchase plan, subscription and equity financing	35,388	23,703
Surrender of shares of common stock	(62,291)	(41,813)
Net cash used in financing activities	(478,355)	(1,071,890)
Net decrease in cash and cash equivalents	(3,475,275)	(3,761,911)
Cash and cash equivalents at beginning of year	4,619,834	5,654,093
Cash and cash equivalents at end of year	$1,144,559	$1,892,182

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	October 31	July 31
Streamline Health Software Licenses	$687,000	$53,000
Professional Services	1,843,000	1,867,000
Audit Services	1,239,000	1,019,000
Maintenance and Support	12,686,000	11,489,000
Software as a Service	9,617,000	8,936,000
Total 2018 backlog	$26,072,000	$23,364,000
Total 2017 backlog	$47,668,000	$46,362,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	October 31
	Three Months Ended	Nine Months Ended
Streamline Health Software licenses	$340,000	$1,795,000
Software as a service	708,000	1,862,000
Maintenance and support	116,000	1,203,000
Professional services	577,000	2,128,000
Audit Services	19,000	110,000
Total 2018 bookings	$1,760,000	$7,098,000
Total 2017 bookings	$1,932,000	$3,564,000

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for Adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Streamline Health’s management in its operating and financial decision-making uses non-GAAP financial measures because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the Company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “Adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP Adjusted EBITDA (in thousands):

(Unaudited)

	Three Months Ended,		Nine Months Ended,
Adjusted EBITDA Reconciliation	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
Net Income (loss)	$(679)	$3	$(2,769)	$(3,137)
Interest expense	106	113	332	361
Income tax expense	2	3	5	8
Depreciation	87	193	411	596
Amortization of capitalized software development costs	249	431	895	1,574
Amortization of intangible assets	235	256	705	922
Amortization of other costs	101	51	294	177
EBITDA	101	1,050	(127)	501
Share-based compensation expense	125	290	492	845
Loss (gain) on disposal of fixed assets	7	(14)	5	(15)
Non-cash valuation adjustments to assets and liabilities	15	188	71	229
Associate severances and other costs relating to transactions or corporate restructuring	562	—	1,368	—
Adjusted EBITDA	$810	$1,514	$1,809	$1,560
Adjusted EBITDA per diluted share
Earnings (loss) per share — diluted	$(0.03)	$—	$(0.14)	$(0.16)
Adjusted EBITDA per adjusted diluted share (1)	$0.04	$0.07	$0.08	$0.07

Diluted weighted average shares	19,753,074	23,068,423	19,903,529	19,838,691
Includable incremental shares — Adjusted EBITDA (2)	2,971,381	—	3,033,263	3,242,413
Adjusted diluted shares	22,724,455	23,068,423	22,936,792	23,081,104

(1)                       Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(2)                       The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.